Exhibit 99.1

Moving Oilsands Production from Field to Markets TD Newcrest Oil Sands Forum 2007 July 12, 2007 J. Richard Bird Executive Vice President Liquids Pipelines

Certain information provided in this presentation constitutes forward-looking statements. The words "anticipate", "expect", "project", "estimate", “forecast" and similar expressions are intended to identify such forward looking statements. Although Enbridge believes that these statements are based on information and assumptions which are current, reasonable and complete, these statements are necessarily subject to a variety of risks and uncertainties pertaining to operating performance, regulatory parameters, economic conditions and commodity prices. You can find a discussion of those risks and uncertainties in our Canadian securities and SEC filings. While Enbridge makes these forward-looking statements in good faith, should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary significantly from those expected. Except as required by applicable securities laws, Enbridge assumes no obligation to publicly update or revise any forward looking statements made herein or otherwise, whether as a result of new information, future events or otherwise. Forward Looking Statements

Western Canada Puget Sound PADD IV Ontario PADD II Actual Forecast West Coast Exports PADD III Conventional Light Synthetic Light Raw Bitumen Conventional Heavy Pentanes Plus Synthetic Heavy 2007 Potential 2007 CAPP Forecast * WCSB Production and Disposition Actual Forecast * Pipeline Planning Case 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 2002 2004 2006 2008 2010 2012 2014 2016 (MM b/d) 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 2002 2004 2006 2008 2010 2012 2014 2016 (MM b/d)

Refinery Conversion Capacity Additions/ Independent Upgrader Assumptions Additional Demand for Canadian Heavy by 2016 (kbpd) Western Canada 155 PADD II 750 Ontario 125 1,030

Western Canada Historical Location Basis Differentials Bow River/LLB vs. Maya MSW vs. LLS *Jan- June 2007 Average ($8) ($7) ($6) ($5) ($4) ($3) ($2) ($1) $0 $1 $2 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007*

Export Production Growth vs. Pipeline Capacity Market Unconstrained Case Southern Access & Light Capacity Expansion Clipper Keystone Current Export Capacity + TMX-1 Next Increment 1 Next Increment 2 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 2006 2008 2010 2012 2014 2016 (000 BPD) 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 (000 BPD)

Regional Pipeline Development



PetroCanada/UTS (Forthills)
Total/Deer Creek (Joslyn)
PetroCanada (MacKay River)
Synenco (Northern Lights)
Imperial (Kearl)
Husky (Sunrise)
EnCana (Borealis)
Suncor
Opti-Nexen (Long Lake)
ConocoPhillips/Total (Surmont)
Cheecham Terminal
EnCana (Christina Lake)
Athabasca Pipeline
Waupisoo Pipeline
Cold Lake
Edmonton
Lloydminster
Hardisty
Enbridge Mainline

Anticipated Capital 2007-2011

- Secured: Cdn $0.5 billion
- Under Development: Cdn $1.3 billion

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Mainline Capacity Development Fort McMurray Montreal Toronto Gretna Regina Hardisty Kerrobert Cromer Superior Toledo Sarnia Buffalo Edmonton Lockport Flanagan Wood River Houston Exxon Mobil Capline Lima Canton Catlettsburg Mid Valley Detroit Billings Casper Sinclair Cheyenne Denver Seaway BP1 Platte Cushing Patoka SPEARHEAD Clearbrook Enbridge Liquids System Alberta Clipper Southern Access Chicago Beaumont Corsicana Line 4 Extension Line 5 and 6B Expansions Anticipated Capital 2007-2011: Secured: Cdn $6.0 billion Under Development: Cdn $0.6 billion

Gretna Regina Cromer Clearbrook Superior Toledo Sarnia Chicago Kerrobert Hardisty Edmonton Diluent Supply – Southern Lights Pipeline Enbridge Pipelines Reversed Line 13 in diluent return service Southern Lights New Construction Light Sour Crude Debottleneck New Construction Delivery/ Injection Points Anticipated Capital 2007-2011: Cdn. $1.5 billion

Superior Buffalo Minneapolis Clearbrook Toronto Montreal Corsicana Beaumont Catlettsburg Canton Toledo Cushing Patoka Capline ExxonMobil Mid Valley Chicago Lima Houston Robinson Sarnia Wood River Spearhead New Market Access – Mainline Extensions Mustang Southern Access Extension Spearhead Expansion ExxonMobil USGC JV Eastern PADD II Access Anticipated Capital 2007-2011: Secured: Cdn $0.5 billion Under Development: Cdn $0.9 billion

Terminaling and Storage

ENBRIDGE


Existing Storage
Active Development
Norman Wells
Stonefell
Athabasca System
Edmonton
Fort McMurray
Hardisty
Edmonton
Calgary
Kerrobert
Regina
Cromer
Gretna
Clearbrook
Superior
Montreal
Flanagan
Casper
Toronto
Chicago
Salt Lake City
Key
Toledo
Chicago
El Dorado
Wood River
Patoka
Cushing
Houston
Gulf Coast

Anticipated Capital 2007-2011:
- Secured: Cdn $0.8 billion
- Under Development: Cdn $0.3 billion

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Longer Term New Market Access Options Gateway Pipeline Project U.S. Gulf Coast Direct U.S. East Coast/Philadelphia

Full life or DCF Return on Equity: from 9% (Southern Access Canada) to mid-teens (Waupisoo) Return profile: from flat, same annual return every year to upward tilted from mid single digits initially (Athabasca laterals) Volume risk: from none, fully contracted and/or regulated cost of service to partial, anchored by commitments but upside depends on growth (Spearhead) Capital cost risk: from none, fully contracted and/or regulated cost of service (Southern Access Extension) to partial, e.g. Southern Lights 12% ± 2% to full (rare) Liquids Pipelines Project Risk/Return Features

Liquids Pipelines Project Risk/Return Portfolio Project Capital Magnitude ($ billions) Expected Completion Full Life Return Return Profile Volume Risk Capital Cost Risk Southern Lights US $1.3 2010 12% + kicker flat none partial Southern Access Extension US $0.4 2009 11% floating flat none none Southern Access Expansion U.S. * US $1.3 2009 11% floating flat none none on 88% Alberta Clipper Can. 2010 11% floating flat none partial Alberta Clipper U.S.* US $1.0 (2007 $) 2010 11% floating flat none partial Line 4 Extension $0.3 2009 11% floating flat none partial Southern Access Expansion Can. $0.2 2009 9% floating flat none none Waupisoo $0.5 2008 mid teens tilted partial partial Athabasca Laterals $0.2 2006 mid teens tilted partial 50/50 Contract Terminaling $0.8 2007-9 low teens tilted none full Spearhead Expansion $0.1 2009 mid teens tilted none full * Southern Access Expansion U.S. and U.S. portion of Alberta Clipper flow to ENB via EEP incentive distributions which further enhances return at ENB level. $2.0 (2007 $)

Procurement of critical materials and services pipe contractors Right of Way and working space Environmental permits Public and aboriginal consultation NEB/FERC/AEUB approvals Field construction oversight, cost and performance tracking and management Overall project coordination and management Key Project Execution Variables

Project Execution Organization Structure Major Projects Steering Committee Senior VP Planning & Project Management Project Director Design Engineering Construction Management Procurement Environment Public Consultation Senior VP Major Project Execution VP Operations VP Support Services • • • • • • Land & Right of Way Aboriginal Consultation

Earnings Growth Acceleration EEP Liquids Pipelines Segment New Business Operating Income Contribution Southern Access Alberta Clipper Other US $ Millions 350 0 2011 2007 Enbridge Liquids Pipelines Segment New Business Net Income Contribution $ Millions 350 0 2007 2011